TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated July 31, 2009

to the May 1, 2009 Statement of Additional Information (SAI)

CREDIT FACILITY

Certain information regarding the separate account’s Credit Facility has been updated. The following sentence replaces the last sentence of the first paragraph under the section entitled “Credit Facility” on page B-3 of the SAI:

“Interest associated with any borrowings by the separate account under the facility will be charged to the separate account at rates that are based on a specified rate of interest.”

MANAGER AND OFFICER INFORMATION

Certain biographical information for two of the members of the Management Committee has been updated. Forrest Berkley no longer serves as a member of the Investment Committee of The Boston Athenaeum. Also, Nancy L. Jacob no longer serves as a Director and Chairman of the Investment Committee of the Okabena Company. Accordingly, all references to such appointments for Mr. Berkley and Ms. Jacob, respectively, in the table entitled “Disinterested Managers” under the column heading “Other Directorships Held by Managers” on page B-11 of the SAI are hereby deleted in their entirety. In addition, as a result of recent mergers and other transactions involving certain portfolios of the TIAA-CREF Funds, all references to “61” portfolios in the table entitled “Disinterested Managers” under the column heading “Number of Portfolios in Fund Complex Overseen by Manager” on pages B-11 through B-12 of the SAI are hereby deleted and replaced with “55.”

COMMITTEES

The number of meetings held by certain committees of the Management Committee during fiscal year 2008 has been updated. Accordingly, the following sentence replaces the fourth sentence of the paragraph numbered “(1)” under the section entitled “Committees” on page B-14 of the SAI:

“During the fiscal year ended December 31, 2008, the Audit and Compliance Committee held eight meetings.”

The following sentence replaces the second sentence of the paragraph numbered “(2)” under the section entitled “Board Committees” on page B-15 of the SAI:

“During the fiscal year ended December 31, 2008, the Investment Committee held five meetings.”

The following sentence replaces the second sentence of the paragraph numbered “(5)” under the section entitled “Board Committees” on page B-15 of the SAI:

“During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held six meetings.”

The following sentence replaces the second sentence of the paragraph numbered “(6)” under the section entitled “Board Committees” on page B-15 of the SAI:

“During the fiscal year ended December 31, 2008, the Operations Committee held seven meetings.”

MANAGER AND OFFICER COMPENSATION

The compensation received in fiscal year 2008 by one of the managers has been updated. Accordingly, the entry for Nancy L. Jacob in the table entitled “Manager and Officer Compensation” on page B-14 of the SAI is hereby replaced in its entirety to read as follows:

Name	Aggregate Compensation from the Separate Account	Long Term Performance Contribution As Part of Account Expenses	Total Compensation Paid From TIAA-CREF Fund Complex
Nancy L. Jacob	$1,211	$301	$301,500

A11908 (7/09)